EXHIBIT 99.1

Brookline Bancorp Announces Fourth Quarter Results

Net Income of $21.1 million, EPS of $0.26

Record 2018 Net Income of $83.1 million, EPS of $1.04

BOSTON, Jan. 30, 2019 (GLOBE NEWSWIRE) -- Brookline Bancorp, Inc. (NASDAQ: BRKL) (the “Company”) today announced net income of $21.1 million, or $0.26 per basic and diluted share, for the fourth quarter of 2018, compared to $22.5 million, or $0.28 per basic and diluted share, for the third quarter of 2018, and $6.8 million, or $0.09 per basic and diluted share, for the fourth quarter of 2017.

For the year ended December 31, 2018, the Company reported net income of $83.1 million, or $1.04 per basic and diluted share. This compared to $50.5 million, or $0.68 per basic and diluted share, for the year ended December 31, 2017.

Operating Earnings (Non-GAAP)

Operating earnings were $22.1 million, or $0.27 per diluted share, for the fourth quarter of 2018, compared to $15.9 million, or $0.21 per diluted share, for the fourth quarter of 2017. For the year ended December 31, 2018, operating earnings were $85.8 million or $1.07 per diluted share, compared to $52.4 million or $0.70 per diluted share in 2017.

Operating earnings exclude the impact of securities gains or losses, merger and acquisition related expenses and the 2017 impact of the Tax Reform Act. Details are provided in the Reconciliation Table - Non-GAAP Financial Information.

Paul Perrault, President and Chief Executive Officer of the Company, commented on the fourth quarter earnings, “2018 was a successful year for Brookline Bancorp. We completed the acquisition of First Commons Bank in March, and finished the year with record earnings, strong asset quality and capital, and good momentum going into the new year. I want to thank all our employees for their hard work and dedication in providing our customers with superior service throughout the year. With all our accomplishments in 2018, we are positioned to achieve continued success and growth in 2019."

On December 5, 2018, the Board of Directors (the “Board”) of the Company approved a stock repurchase program authorizing management to repurchase up to $10.0 million of the Company’s common stock. As of December 31, 2018, the Company had completed the program and repurchased 725,583 shares at a weighted average price of $13.78.

On January 30, 2019, the Board approved a stock repurchase program authorizing management to repurchase up to $10.0 million of the Company's common stock over a period of eleven months ending December 31, 2019.

Eastern Funding, LLC Acquisition

As of December 31, 2018, Brookline Bank, a wholly-owned subsidiary of the Company, held an 84.07 percent ownership interest in its subsidiary, Eastern Funding, LLC (“Eastern Funding”). As previously announced, on January 4, 2019, Brookline Bank completed the purchase of the remaining 15.93 percent interest in Eastern Funding for a total cash consideration of $35.9 million.

BALANCE SHEET

Total assets at December 31, 2018 increased $72.2 million to $7.39 billion from $7.32 billion at September 30, 2018, and increased $612.6 million from $6.78 billion at December 31, 2017. At December 31, 2018, total loans and leases were $6.30 billion, representing an increase of $75.8 million from September 30, 2018, and an increase of $572.8 million from December 31, 2017.

Investment securities at December 31, 2018 decreased $32.9 million to $621.8 million, comprising 8.41 percent of total assets, as compared to $654.6 million, or 8.94 percent of total assets, at September 30, 2018, and decreased $28.1 million from $649.9 million, or 9.58 percent of total assets, at December 31, 2017.

Total deposits at December 31, 2018 increased $220.4 million to $5.45 billion from $5.23 billion at September 30, 2018 and increased $582.7 million from $4.87 billion at December 31, 2017.

Total borrowed funds at December 31, 2018 decreased $162.3 million to $920.5 million from $1.08 billion at September 30, 2018 and decreased $100.3 million from $1.02 billion at December 31, 2017.

The ratio of stockholders’ equity to total assets was 12.18 percent at December 31, 2018, as compared to 12.16 percent at September 30, 2018, and 11.86 percent at December 31, 2017. The ratio of tangible stockholders’ equity to tangible assets was 10.15 percent at December 31, 2018, as compared to 10.11 percent at September 30, 2018, and 9.94 percent at December 31, 2017. Tangible book value per share increased $0.21 from $9.00 at September 30, 2018 to $9.21 at December 31, 2018, compared to $8.61 at December 31, 2017.

NET INTEREST INCOME

Net interest income increased $0.9 million to $63.2 million during the fourth quarter of 2018 from $62.3 million for the quarter ended September 30, 2018, driven by loan growth during the fourth quarter. The net interest margin increased 1 basis point to 3.58 percent for the three months ended December 31, 2018 from 3.57 percent for the three months ended September 30, 2018.

NON-INTEREST INCOME

Non-interest income for the quarter ended December 31, 2018 decreased $0.6 million to $6.5 million from $7.1 million for the quarter ended September 30, 2018. The decrease was primarily driven by quarter over quarter declines of $0.4 million in loan level derivative income, $0.2 million in revenue on sales of loans and leases, and an increase in the loss on investment securities of $0.4 million; partially offset by an increase of $0.4 million in other non-interest income.

PROVISION FOR CREDIT LOSSES

The Company recorded a provision for credit losses of $0.1 million for the quarter ended December 31, 2018, compared to $2.7 million for the quarter ended September 30, 2018. The decrease in the provision for the quarter was primarily driven by a reduction in loss factors and risk rating migration, as well as charge-offs on relationships with specific reserves.

At the end of the quarter, the carrying value of taxi medallion loans was $13.7 million with reserves of $2.5 million. For collateral valuation purposes, individual taxi medallions are currently estimated at $35,000 for Boston and $20,000 for Cambridge. The Company has no taxi medallion exposure outside Massachusetts.

Total net loan and lease charge-offs for the fourth quarter of 2018 were $1.3 million compared to $0.6 million in the third quarter of 2018. The ratio of net loan and lease charge-offs to average loans and leases on an annualized basis increased to 8 basis points for the fourth quarter of 2018 from 4 basis points for the third quarter of 2018. Net loan and lease charge-offs in the fourth quarter of 2018 consisted of $0.3 million of taxi medallion loans as compared to $0.1 million of taxi medallion loans in the third quarter of 2018. Net loan and lease charge-offs as a percent of average total loans was 8 basis points in 2018, as compared to 25 basis points in 2017.

The allowance for loan and lease losses represented 0.93 percent of total loans and leases at December 31, 2018, compared to 0.96 percent at September 30, 2018, and 1.02 percent at December 31, 2017. The allowance for loan and lease losses related to originated loans and leases represented 0.96 percent of originated loans and leases at December 31, 2018, compared to 1.00 percent at September 30, 2018, and 1.05 percent at December 31, 2017.

NON-INTEREST EXPENSE

Non-interest expense for the quarter ended December 31, 2018 increased $3.0 million to $40.3 million from $37.3 million for the quarter ended September 30, 2018. The increase was primarily driven by increases of $2.1 million in compensation and employee benefits, $0.5 million in merger and acquisition expense, and $1.4 million in other non-interest expense, partially offset by decreases of $0.7 million in occupancy expense and $0.3 million in advertising and marketing expense.

PROVISION FOR INCOME TAXES

The effective tax rate was 24.1 percent and 23.2 percent for the three and twelve months ended December 31, 2018, respectively.

RETURNS ON AVERAGE ASSETS AND AVERAGE EQUITY

The annualized return on average assets decreased to 1.15 percent during the fourth quarter of 2018 compared to 1.23 percent for the third quarter of 2018; and was 1.15 percent for the year ended December 31, 2018, compared to 0.76 percent for the year ended December 31, 2017.

The annualized return on average tangible stockholders' equity decreased to 11.54 percent during the fourth quarter of 2018 compared to 12.44 percent for the third quarter of 2018; and was 11.70 percent for the year ended December 31, 2018 compared to 8.04 percent for the year ended December 31, 2017.

ASSET QUALITY

The ratio of total nonaccrual loans and leases to total loans and leases was 0.38 percent at December 31, 2018 as compared to 0.41 percent at September 30, 2018. Total nonaccrual loans and leases decreased $1.7 million to $24.1 million at December 31, 2018 from $25.8 million at September 30, 2018. The ratio of nonperforming assets to total assets was 0.38 percent at December 31, 2018 as compared to 0.41 percent at September 30, 2018. Nonperforming assets decreased $1.6 million to $28.1 million at December 31, 2018 from $29.7 million at September 30, 2018. The decrease was primarily driven by the pay offs of nonperforming loans and leases and the charge-offs of taxi medallion loans in the fourth quarter.

DIVIDEND DECLARED

The Company’s Board approved a dividend of $0.105 per share for the quarter ended December 31, 2018. The dividend will be paid on February 25, 2019 to stockholders of record on February 11, 2019.

CONFERENCE CALL

The Company will conduct a conference call/webcast at 1:30 PM Eastern Standard Time on Thursday, January 31, 2019 to discuss the results for the quarter, business highlights and outlook. The call can be accessed by dialing 877-504-4120 (United States) or 412-902-6650 (internationally). A recorded playback of the call will be available for one week following the call at 877-344-7529 (United States) or 412-317-0088 (internationally). The passcode for the playback is 10127371. The call will be available live and in a recorded version on the Company’s website under “Investor Relations” at www.brooklinebancorp.com.

ABOUT BROOKLINE BANCORP, INC.

Brookline Bancorp, Inc., a bank holding company with $7.4 billion in assets and branch locations in Massachusetts and Rhode Island, is headquartered in Boston, Massachusetts and operates as the holding company for Brookline Bank, Bank Rhode Island, and First Ipswich Bank (the "banks"). The Company provides commercial and retail banking services, cash management and investment services to customers throughout Central New England. More information about Brookline Bancorp, Inc. and its banks can be found at the following websites: www.brooklinebank.com, www.bankri.com, and www.firstipswich.com.

FORWARD-LOOKING STATEMENTS

Certain statements contained in this press release that are not historical facts may constitute forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, and are intended to be covered by the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements involve risks and uncertainties. The Company’s actual results could differ materially from those projected in the forward-looking statements as a result of, among others, the risks outlined in the Company’s Annual Report on Form 10-K, as updated by its Quarterly Reports on Form 10-Q and other filings submitted to the Securities and Exchange Commission ("SEC"). The Company does not undertake any obligation to update any forward-looking statement to reflect circumstances or events that occur after the date the forward-looking statements are made.

BASIS OF PRESENTATION

The Company's consolidated financial statements have been prepared in conformity with generally accepted accounting principles (“GAAP”) as set forth by the Financial Accounting Standards Board in its Accounting Standards Codification and through the rules and interpretive releases of the SEC under the authority of federal securities laws. Certain amounts previously reported have been reclassified to conform to the current period's presentation.

NON-GAAP FINANCIAL MEASURES

The Company uses certain non-GAAP financial measures, such as operating earnings, operating return on average assets, operating return on average tangible assets, operating return on average stockholders' equity, operating return on average tangible stockholders' equity, the allowance for loan and lease losses related to originated loans and leases as a percentage of originated loans and leases, tangible book value per common share, tangible stockholders’ equity to tangible assets, return on average tangible assets and return on average tangible stockholders' equity. These non-GAAP financial measures provide information for investors to effectively analyze financial trends of ongoing business activities, and to enhance comparability with peers across the financial services sector. A detailed reconciliation table of the Company's GAAP to the non-GAAP measures is attached.

Contact:
Carl M. Carlson
Brookline Bancorp, Inc.
Chief Financial Officer
(617) 425-5331
ccarlson@brkl.com

BROOKLINE BANCORP, INC. AND SUBSIDIARIES
Selected Financial Highlights (Unaudited)

	At and for the Three Months Ended					At and for the Twelve Months Ended
	December 31, 2018	September 30, 2018	June 30, 2018	March 31, 2018	December 31, 2017	December 31, 2018	December 31, 2017

	(Dollars In Thousands Except per Share Data)
Earnings Data:
Net interest income	$63,159	$62,332	$62,717	$59,491	$57,657	$247,699	$223,181
Provision for credit losses	123	2,717	1,470	641	1,802	4,951	18,988
Non-interest income	6,461	7,069	5,526	6,168	5,815	25,224	32,173
Non-interest expense	40,282	37,310	37,702	39,938	35,152	155,232	139,111

Income before provision for income taxes	29,215	29,374	29,071	25,080	26,518	112,740	97,255
Net income attributable to Brookline Bancorp, Inc.	21,138	22,460	20,831	18,633	6,827	83,062	50,518

Performance Ratios:
Net interest margin (1)	3.58%	3.57%	3.64%	3.66%	3.59%	3.61%	3.57%
Interest-rate spread (1)	3.25%	3.27%	3.36%	3.38%	3.42%	3.32%	3.38%

Return on average assets (annualized)	1.15%	1.23%	1.15%	1.08%	0.41%	1.15%	0.76%
Return on average tangible assets (annualized) (non-GAAP)	1.17%	1.26%	1.17%	1.10%	0.41%	1.18%	0.78%
Return on average stockholders' equity (annualized)	9.40%	10.10%	9.53%	8.98%	3.37%	9.51%	6.53%

Return on average tangible stockholders' equity (annualized) (non-GAAP)	11.54%	12.44%	11.80%	11.01%	4.09%	11.70%	8.04%
Efficiency ratio (2)	57.86%	53.76%	55.25%	60.83%	55.38%	56.88%	54.48%

Per Common Share Data:
Net income — Basic	$0.26	$0.28	$0.26	$0.24	$0.09	$1.04	$0.68
Net income — Diluted	0.26	0.28	0.26	0.24	0.09	1.04	0.68
Cash dividends declared	0.105	0.100	0.100	0.090	0.090	0.395	0.360

Book value per share (end of period)	11.30	11.08	10.94	10.80	10.49	11.30	10.49
Tangible book value per share (end of period) (non-GAAP)	9.21	9.00	8.85	8.69	8.61	9.21	8.61
Stock price (end of period)	13.82	16.70	18.60	16.20	15.70	13.82	15.70

Balance Sheet:
Total assets	$7,392,805	$7,320,596	$7,285,710	$7,248,114	$6,780,249	$7,392,805	$6,780,249
Total loans and leases	6,303,516	6,227,707	6,171,274	6,114,461	5,730,679	6,303,516	5,730,679
Total deposits	5,454,044	5,233,611	5,198,280	5,191,520	4,871,343	5,454,044	4,871,343
Brookline Bancorp, Inc. stockholders’ equity	900,140	890,368	877,283	865,777	803,830	900,140	803,830

Asset Quality:
Nonperforming assets	$28,116	$29,718	$30,145	$30,242	$31,691	$28,116	$31,691
Nonperforming assets as a percentage of total assets	0.38%	0.41%	0.41%	0.42%	0.47%	0.38%	0.47%

Allowance for loan and lease losses	$58,692	$59,997	$57,981	$58,714	$58,592	$58,692	$58,592

Allowance for loan and lease losses as a percentage of total loans and leases	0.93%	0.96%	0.94%	0.96%	1.02%	0.93%	1.02%
Net loan and lease charge-offs	$1,252	$564	$2,330	$505	$8,507	$4,651	$13,858
Net loan and lease charge-offs as a percentage of average loans and leases (annualized)	0.08%	0.04%	0.15%	0.03%	0.60%	0.08%	0.25%

Capital Ratios:
Stockholders’ equity to total assets	12.18%	12.16%	12.04%	11.94%	11.86%	12.18%	11.86%
Tangible stockholders’ equity to tangible assets (non-GAAP)	10.15%	10.11%	9.97%	9.85%	9.94%	10.15%	9.94%

(1) Calculated on a fully tax-equivalent basis.
(2) Calculated as non-interest expense as a percentage of net interest income plus non-interest income.

BROOKLINE BANCORP, INC. AND SUBSIDIARIES
Consolidated Balance Sheets (Unaudited)
	December 31, 2018	September 30, 2018	June 30, 2018	March 31, 2018	December 31, 2017

ASSETS	(In Thousands Except Share Data)
Cash and due from banks	$47,542	$30,762	$32,724	$34,713	$25,622
Short-term investments	42,042	23,114	22,754	49,743	35,383
Total cash and cash equivalents	89,584	53,876	55,478	84,456	61,005
Investment securities available-for-sale	502,793	534,788	558,602	558,357	540,124
Investment securities held-to-maturity	114,776	115,684	116,670	117,352	109,730
Investment securities trading	4,207	4,169	—	—	—
Total investment securities	621,776	654,641	675,272	675,709	649,854
Loans and leases held-for-sale	3,247	937	1,034	756	2,628
Loans and leases:
Commercial real estate loans:
Commercial real estate mortgage	2,330,725	2,287,979	2,269,520	2,284,488	2,174,969
Multi-family mortgage	847,711	828,849	816,311	793,006	760,670
Construction	173,300	164,217	178,335	169,440	140,138
Total commercial real estate loans	3,351,736	3,281,045	3,264,166	3,246,934	3,075,777
Commercial loans and leases:
Commercial	736,418	771,200	761,964	761,540	705,004
Equipment financing	982,089	954,579	920,643	892,341	866,488
Condominium association	50,451	52,205	53,537	52,739	52,619
Total commercial loans and leases	1,768,958	1,777,984	1,736,144	1,706,620	1,624,111
Consumer loans:
Residential mortgage	782,968	759,167	754,818	766,687	660,065
Home equity	376,484	380,303	382,597	364,928	355,954
Other consumer	23,370	29,208	33,549	29,292	14,772
Total consumer loans	1,182,822	1,168,678	1,170,964	1,160,907	1,030,791
Total loans and leases	6,303,516	6,227,707	6,171,274	6,114,461	5,730,679
Allowance for loan and lease losses	(58,692)	(59,997)	(57,981)	(58,714)	(58,592)
Net loans and leases	6,244,824	6,167,710	6,113,293	6,055,747	5,672,087
Restricted equity securities	61,751	63,963	68,343	66,164	59,369
Premises and equipment, net of accumulated depreciation	76,382	77,886	79,194	80,268	80,283
Deferred tax asset ("DTA")	21,495	22,249	20,826	19,198	15,061
Goodwill	160,427	160,427	160,427	160,896	137,890
Identified intangible assets, net of accumulated amortization	6,086	6,623	7,160	7,697	6,044
Other real estate owned and repossessed assets	4,019	3,934	4,352	3,963	4,419
Other assets	103,214	108,350	100,331	93,260	91,609
Total assets	$7,392,805	$7,320,596	$7,285,710	$7,248,114	$6,780,249
LIABILITIES AND STOCKHOLDERS' EQUITY
Deposits:
Non-interest-bearing deposits:
Demand checking accounts	$1,033,551	$1,017,234	$1,002,954	$987,153	$942,583
Interest-bearing deposits:
NOW accounts	336,317	322,587	346,936	342,374	350,568
Savings accounts	619,961	612,210	603,079	637,920	646,359
Money market accounts	1,675,050	1,623,220	1,704,652	1,862,351	1,724,363
Certificate of deposit accounts	1,789,165	1,658,360	1,540,659	1,361,722	1,207,470
Total interest-bearing deposits	4,420,493	4,216,377	4,195,326	4,204,367	3,928,760
Total deposits	5,454,044	5,233,611	5,198,280	5,191,520	4,871,343
Borrowed funds:
Advances from the FHLBB	784,375	959,446	991,091	982,533	889,909
Subordinated debentures and notes	83,433	83,392	83,352	83,311	83,271
Other borrowed funds	52,734	40,048	36,480	33,585	47,639
Total borrowed funds	920,542	1,082,886	1,110,923	1,099,429	1,020,819
Mortgagors’ escrow accounts	7,426	8,227	8,122	8,395	7,686
Accrued expenses and other liabilities	100,174	96,047	82,017	74,024	67,818
Total liabilities	6,482,186	6,420,771	6,399,342	6,373,368	5,967,666
Stockholders' equity:
Brookline Bancorp, Inc. stockholders’ equity
Common stock, $0.01 par value; 200,000,000 shares authorized; 85,177,172 shares issued, 85,177,172 shares issued, 85,177,172 shares issued, 85,177,172 shares issued, and 81,695,695 shares issued, respectively	852	852	852	852	817
Additional paid-in capital	755,629	753,941	756,254	755,843	699,976
Retained earnings, partially restricted	212,838	200,151	185,734	172,934	161,217
Accumulated other comprehensive (loss) income	(9,460)	(15,599)	(13,415)	(11,666)	(5,950)
Treasury stock, at cost;
5,020,025 shares, 4,291,317 shares, 4,409,501 shares, 4,401,333 shares, and 4,440,665 shares, respectively	(59,120)	(48,334)	(51,454)	(51,454)	(51,454)
Unallocated common stock held by the Employee Stock Ownership Plan;
109,950 shares, 118,050 shares, 126,144 shares, 134,238 shares, and 142,332 shares, respectively	(599)	(643)	(688)	(732)	(776)
Total Brookline Bancorp, Inc. stockholders’ equity	900,140	890,368	877,283	865,777	803,830
Noncontrolling interest in subsidiary	10,479	9,457	9,085	8,969	8,753
Total stockholders' equity	910,619	899,825	886,368	874,746	812,583
Total liabilities and stockholders' equity	$7,392,805	$7,320,596	$7,285,710	$7,248,114	$6,780,249

BROOKLINE BANCORP, INC. AND SUBSIDIARIES
Consolidated Statements of Income (Unaudited)
	Three Months Ended
	December 31, 2018	September 30, 2018	June 30, 2018	March 31, 2018	December 31, 2017

	(In Thousands Except Share Data)
Interest and dividend income:
Loans and leases	$78,791	$75,877	$73,329	$67,272	$64,272
Debt securities	3,489	3,585	3,563	3,323	3,214
Marketable and restricted equity securities	1,008	1,029	1,003	924	751
Short-term investments	256	145	179	120	100
Total interest and dividend income	83,544	80,636	78,074	71,639	68,337
Interest expense:
Deposits	13,744	11,916	9,219	7,099	6,681
Borrowed funds	6,641	6,388	6,138	5,049	3,999
Total interest expense	20,385	18,304	15,357	12,148	10,680
Net interest income	63,159	62,332	62,717	59,491	57,657
Provision for credit losses	123	2,717	1,470	641	1,802
Net interest income after provision for credit losses	63,036	59,615	61,247	58,850	55,855
Non-interest income:
Deposit fees	2,669	2,648	2,620	2,463	2,542
Loan fees	390	417	330	290	338
Loan level derivative income, net	1,811	2,192	571	866	755
(Loss) gain on investment securities, net	(692)	(243)	—	1,162	—
Gain on sales of loans and leases held-for-sale	327	535	722	299	935
Other	1,956	1,520	1,283	1,088	1,245
Total non-interest income	6,461	7,069	5,526	6,168	5,815
Non-interest expense:
Compensation and employee benefits	24,413	22,338	22,565	22,314	20,652
Occupancy	3,240	3,913	3,879	3,959	3,594
Equipment and data processing	4,626	4,601	4,368	4,618	4,417
Professional services	1,130	1,075	1,055	1,144	1,200
FDIC insurance	727	846	514	635	678
Advertising and marketing	773	1,068	1,118	1,057	856
Amortization of identified intangible assets	537	537	539	467	519
Merger and acquisition expense	526	22	334	2,905	206
Other	4,310	2,910	3,330	2,839	3,030
Total non-interest expense	40,282	37,310	37,702	39,938	35,152
Income before provision for income taxes	29,215	29,374	29,071	25,080	26,518
Provision for income taxes - operating	7,055	6,140	7,342	5,652	9,747
Impact of revaluation of DTA	—	—	—	—	8,965
Total provision for income taxes	7,055	6,140	7,342	5,652	18,712
Net income before noncontrolling interest in subsidiary	22,160	23,234	21,729	19,428	7,806
Less net income attributable to noncontrolling interest in subsidiary	1,022	774	898	795	979
Net income attributable to Brookline Bancorp, Inc.	$21,138	$22,460	$20,831	$18,633	$6,827
Earnings per common share:
Basic	$0.26	$0.28	$0.26	$0.24	$0.09
Diluted	$0.26	$0.28	$0.26	$0.24	$0.09
Weighted average common shares outstanding during the period:
Basic	80,258,456	80,315,050	80,184,977	77,879,593	76,583,712
Diluted	80,407,525	80,515,467	80,505,614	78,167,800	76,868,307
Dividends declared per common share	$0.105	$0.100	$0.100	$0.090	$0.090

BROOKLINE BANCORP, INC. AND SUBSIDIARIES
Consolidated Statements of Income (Unaudited)

	Twelve Months Ended December 31,
	2018	2017

	(In Thousands Except Share Data)
Interest and dividend income:
Loans and leases	$295,269	$247,022
Debt securities	13,960	12,524
Marketable and restricted equity securities	3,964	3,062
Short-term investments	700	442
Total interest and dividend income	313,893	263,050
Interest expense:
Deposits	41,978	23,288
Borrowed funds	24,216	16,581
Total interest expense	66,194	39,869
Net interest income	247,699	223,181
Provision for credit losses	4,951	18,988
Net interest income after provision for credit losses	242,748	204,193
Non-interest income:
Deposit Fees	10,400	10,050
Loan Fees	1,427	1,110
Loan level derivative income, net	5,440	2,187
Gain on investment securities, net	227	11,393
Gain on sales of loans and leases held-for-sale	1,883	2,644
Other	5,847	4,789
Total non-interest income	25,224	32,173
Non-interest expense:
Compensation and employee benefits	91,535	82,413
Occupancy	14,991	14,546
Equipment and data processing	18,213	16,854
Professional services	4,404	4,315
FDIC insurance	2,722	3,326
Advertising and marketing	4,016	3,369
Amortization of identified intangible assets	2,080	2,089
Merger and acquisition expense	3,787	411
Other	13,484	11,788
Total non-interest expense	155,232	139,111
Income before provision for income taxes	112,740	97,255
Provision for income taxes - operating	26,189	34,671
Impact of revaluation of DTA	—	8,965
Total provision for income taxes	26,189	43,636
Net income before noncontrolling interest in subsidiary	86,551	53,619
Less net income attributable to noncontrolling interest in subsidiary	3,489	3,101
Net income attributable to Brookline Bancorp, Inc.	$83,062	$50,518
Earnings per common share:
Basic	$1.04	$0.68
Diluted	$1.04	$0.68
Weighted average common shares outstanding during the period:
Basic	79,669,660	74,459,508
Diluted	79,909,243	74,811,408
Dividends declared per common share	$0.395	$0.360

BROOKLINE BANCORP, INC. AND SUBSIDIARIES
Asset Quality Analysis (Unaudited)
	At and for the Three Months Ended
	December 31, 2018	September 30, 2018	June 30, 2018	March 31, 2018	December 31, 2017

	(Dollars in Thousands)
NONPERFORMING ASSETS:
Loans and leases accounted for on a nonaccrual basis:
Commercial real estate mortgage	$3,928	$3,369	$3,774	$4,080	$3,313
Multi-family mortgage	330	357	568	588	608
Construction	396	640	640	860	860
Total commercial real estate loans	4,654	4,366	4,982	5,528	4,781

Commercial	6,621	7,862	9,487	11,150	11,619
Equipment financing	9,500	9,659	8,825	6,661	8,106
Condominium association	265	295	—	—	—
Total commercial loans and leases	16,386	17,816	18,312	17,811	19,725

Residential mortgage	2,132	2,538	1,571	1,962	1,979
Home equity	908	1,053	923	925	744
Other consumer	17	11	5	53	43
Total consumer loans	3,057	3,602	2,499	2,940	2,766

Total nonaccrual loans and leases	24,097	25,784	25,793	26,279	27,272

Other real estate owned	3,054	3,136	3,436	3,235	3,235
Other repossessed assets	965	798	916	728	1,184
Total nonperforming assets	$28,116	$29,718	$30,145	$30,242	$31,691

Loans and leases past due greater than 90 days and still accruing	$13,482	$14,954	$12,340	$5,240	$3,020

Troubled debt restructurings on accrual	12,257	12,657	12,911	14,294	16,241
Troubled debt restructurings on nonaccrual	8,684	8,779	9,391	8,610	9,770
Total troubled debt restructurings	$20,941	$21,436	$22,302	$22,904	$26,011

Total nonaccrual loans and leases as a percentage of total loans and leases	0.38%	0.41%	0.42%	0.43%	0.48%
Nonperforming assets as a percentage of total assets	0.38%	0.41%	0.41%	0.42%	0.47%

PROVISION AND ALLOWANCE FOR LOAN AND LEASE LOSSES:
Allowance for loan and lease losses at beginning of period	$59,997	$57,981	$58,714	$58,592	$65,413
Charge-offs	(1,604)	(1,227)	(3,605)	(792)	(8,921)
Recoveries	352	663	1,275	287	414
Net charge-offs	(1,252)	(564)	(2,330)	(505)	(8,507)
(Credit) provision for loan and lease losses	(53)	2,580	1,597	627	1,686
Allowance for loan and lease losses at end of period	$58,692	$59,997	$57,981	$58,714	$58,592

Allowance for loan and lease losses as a percentage of total loans and leases	0.93%	0.96%	0.94%	0.96%	1.02%
Allowance for loan and lease losses related to originated loans and leases as a percentage of originated loans and leases (non-GAAP)	0.96%	1.00%	0.98%	1.03%	1.05%

NET CHARGE-OFFS:
Commercial real estate loans	$—	$—	$100	$3	$200
Commercial loans and leases	883	579	2,304	532	8,290
Consumer loans	369	(15)	(74)	(30)	17
Total net charge-offs	$1,252	$564	$2,330	$505	$8,507

Net loan and lease charge-offs as a percentage of average loans and leases (annualized)	0.08%	0.04%	0.15%	0.03%	0.60%

BROOKLINE BANCORP, INC. AND SUBSIDIARIES
Average Yields / Costs (Unaudited)
	Three Months Ended
	December 31, 2018			September 30, 2018			December 31, 2017
	Average Balance	Interest (1)	Average Yield/ Cost	Average Balance	Interest (1)	Average Yield/ Cost	Average Balance	Interest (1)	Average Yield/ Cost

	(Dollars in Thousands)
Assets:
Interest-earning assets:
Investments:
Debt securities (2)	$637,803	$3,542	2.22%	$663,125	$3,638	2.20%	$644,958	$3,323	2.06%
Marketable and restricted equity securities (2)	69,374	1,017	5.87%	67,607	1,029	6.09%	59,720	759	5.08%
Short-term investments	50,728	256	2.02%	31,061	145	1.87%	34,689	100	1.15%
Total investments	757,905	4,815	2.54%	761,793	4,812	2.53%	739,367	4,182	2.26%
Loans and Leases:
Commercial real estate loans (3)	3,310,185	39,014	4.61%	3,260,634	37,332	4.48%	3,026,124	31,866	4.12%
Commercial loans (3)	825,582	10,007	4.75%	819,383	9,862	4.72%	762,493	8,132	4.18%
Equipment financing (3)	959,706	17,145	7.15%	933,007	16,220	6.95%	846,734	14,292	6.75%
Residential mortgage loans (3)	763,775	7,840	4.11%	756,421	7,648	4.04%	659,226	6,082	3.69%
Other consumer loans (3)	404,747	4,883	4.78%	412,248	4,928	4.73%	373,559	4,141	4.40%
Total loans and leases	6,263,995	78,889	5.04%	6,181,693	75,990	4.92%	5,668,136	64,513	4.55%
Total interest-earning assets	7,021,900	83,704	4.77%	6,943,486	80,802	4.65%	6,407,503	68,695	4.29%
Allowance for loan and lease losses	(59,806)			(58,576)			(65,434)
Non-interest-earning assets	420,837			417,503			383,661
Total assets	$7,382,931			$7,302,413			$6,725,730

Liabilities and Stockholders' Equity:
Interest-bearing liabilities:
Deposits:
NOW accounts	$333,592	88	0.10%	$344,760	72	0.08%	$331,724	61	0.07%
Savings accounts	616,766	526	0.34%	599,514	472	0.31%	671,035	381	0.23%
Money market accounts	1,647,346	4,914	1.18%	1,668,402	4,367	1.04%	1,766,045	2,456	0.55%
Certificates of deposit	1,701,254	8,216	1.92%	1,612,551	7,005	1.72%	1,202,656	3,783	1.25%
Total interest-bearing deposits	4,298,958	13,744	1.27%	4,225,227	11,916	1.12%	3,971,460	6,681	0.67%
Borrowings
Advances from the FHLBB	903,342	5,227	2.26%	907,306	4,979	2.15%	798,572	2,690	1.32%
Subordinated debentures and notes	83,410	1,302	6.24%	83,370	1,301	6.24%	83,248	1,276	6.13%
Other borrowed funds	50,829	112	0.87%	56,918	108	0.75%	34,499	33	0.37%
Total borrowings	1,037,581	6,641	2.50%	1,047,594	6,388	2.39%	916,319	3,999	1.71%
Total interest-bearing liabilities	5,336,539	20,385	1.52%	5,272,821	18,304	1.38%	4,887,779	10,680	0.87%
Non-interest-bearing liabilities:
Demand checking accounts	1,028,086			1,023,610			933,690
Other non-interest-bearing liabilities	109,261			107,449			85,018
Total liabilities	6,473,886			6,403,880			5,906,487
Brookline Bancorp, Inc. stockholders’ equity	899,244			889,259			811,219
Noncontrolling interest in subsidiary	9,801			9,274			8,024
Total liabilities and equity	$7,382,931			$7,302,413			$6,725,730
Net interest income (tax-equivalent basis) /Interest-rate spread (4)		63,319	3.25%		62,498	3.27%		58,015	3.42%
Less adjustment of tax-exempt income		160			166			358
Net interest income		$63,159			$62,332			$57,657
Net interest margin (5)			3.58%			3.57%			3.59%

(1) Tax-exempt income on debt securities, equity securities and revenue bonds included in commercial real estate loans is included on a tax-equivalent basis.
(2) Average balances include unrealized gains (losses) on investment securities. Dividend payments may not be consistent and average yield on equity securities may vary from month to month.
(3) Loans on nonaccrual status are included in the average balances.
(4) Interest rate spread represents the difference between the yield on interest-earning assets and the cost of interest-bearing liabilities.
(5) Net interest margin represents net interest income (tax-equivalent basis) divided by average interest-earning assets.

BROOKLINE BANCORP, INC. AND SUBSIDIARIES
Average Yields / Costs (Unaudited)
	Twelve Months Ended
	December 31, 2018			December 31, 2017
	Average Balance	Interest (1)	Average Yield/ Cost	Average Balance	Interest (1)	Average Yield/ Cost

	(Dollars in Thousands)
Assets:
Interest-earning assets:
Investments:
Debt securities (2)	$653,652	$14,174	2.17%	$634,930	$12,964	2.04%
Marketable and restricted equity securities (2)	67,640	3,973	5.88%	65,992	3,065	4.64%
Short-term investments	38,437	700	1.82%	40,847	442	1.08%
Total investments	759,729	18,847	2.48%	741,769	16,471	2.22%
Loans and Leases:
Commercial real estate loans (3)	3,235,101	146,147	4.46%	2,968,673	123,000	4.09%
Commercial loans (3)	813,815	37,616	4.56%	739,369	30,904	4.13%
Equipment financing (3)	919,047	63,968	6.96%	830,755	55,164	6.64%
Residential mortgage loans (3)	746,372	29,773	3.99%	645,925	23,593	3.65%
Other consumer loans (3)	401,425	18,216	4.53%	366,713	15,328	4.18%
Total loans and leases	6,115,760	295,720	4.84%	5,551,435	247,989	4.47%
Total interest-earning assets	6,875,489	314,567	4.58%	6,293,204	264,460	4.20%
Allowance for loan and lease losses	(59,154)			(62,972)
Non-interest-earning assets	406,746			377,002
Total assets	$7,223,081			$6,607,234

Liabilities and Stockholders' Equity:
Interest-bearing liabilities:
Deposits:
NOW accounts	$340,194	283	0.08%	$322,681	225	0.07%
Savings accounts	618,674	1,804	0.29%	620,757	1,297	0.21%
Money market accounts	1,715,057	15,369	0.90%	1,761,112	8,863	0.50%
Certificates of deposit	1,497,473	24,522	1.64%	1,116,909	12,903	1.16%
Total interest-bearing deposits	4,171,398	41,978	1.01%	3,821,459	23,288	0.61%
Borrowings
Advances from the FHLBB	946,017	18,650	1.94%	884,266	11,330	1.26%
Subordinated debentures and notes	83,350	5,181	6.22%	83,186	5,081	6.11%
Other borrowed funds	46,079	385	0.83%	45,908	170	0.37%
Total borrowings	1,075,446	24,216	2.22%	1,013,360	16,581	1.61%
Total interest-bearing liabilities	5,246,844	66,194	1.26%	4,834,819	39,869	0.82%
Non-interest-bearing liabilities:
Demand checking accounts	997,179			912,743
Other non-interest-bearing liabilities	96,560			78,965
Total liabilities	6,340,583			5,826,527
Brookline Bancorp, Inc. stockholders’ equity	873,388			773,244
Noncontrolling interest in subsidiary	9,110			7,463
Total liabilities and equity	$7,223,081			$6,607,234
Net interest income (tax-equivalent basis) /Interest-rate spread (4)		248,373	3.32%		224,591	3.38%
Less adjustment of tax-exempt income		674			1,410
Net interest income		$247,699			$223,181
Net interest margin (5)			3.61%			3.57%

(1) Tax-exempt income on debt securities, equity securities and revenue bonds included in commercial real estate loans is included on a tax-equivalent basis.
(2) Average balances include unrealized gains (losses) on investment securities. Dividend payments may not be consistent and average yield on equity securities may vary from month to month.
(3) Loans on nonaccrual status are included in the average balances.
(4) Interest rate spread represents the difference between the yield on interest-earning assets and the cost of interest-bearing liabilities.
(5) Net interest margin represents net interest income (tax-equivalent basis) divided by average interest-earning assets.

BROOKLINE BANCORP, INC. AND SUBSIDIARIES
Non-GAAP Financial Information (Unaudited)
				At and for the Three Months Ended December 31,		At and for the Twelve Months Ended December 31,
				2018	2017	2018	2017

Reconciliation Table - Non-GAAP Financial Information				(Dollars in Thousands Except Share Data)

Net income attributable to Brookline Bancorp, Inc.				$21,138	$6,827	$83,062	$50,518
Less:
Security (loss) gains (after-tax)				(525)	—	174	7,303
Add:
Impact of Tax Reform Act				—	8,965	—	8,965
Merger and acquisition-related expenses (after-tax)				399	130	2,908	264
Operating earnings				$22,062	$15,922	$85,796	$52,444

Operating earnings per common share:
Basic				$0.27	$0.21	$1.08	$0.70
Diluted				0.27	0.21	1.07	0.70

Weighted average common shares outstanding during the period:
Basic				80,258,456	76,583,712	79,669,660	74,459,508
Diluted				80,407,525	76,868,307	79,909,243	74,811,408

Return on average assets *				1.15%	0.41%	1.15%	0.76%
Less:
Security (loss) gains (after-tax) *				(0.03)%	—%	—%	0.11%
Add:
Impact of Tax Reform Act *				—%	0.53%	—%	0.14%
Merger and acquisition-related expenses (after-tax) *				0.02%	0.01%	0.04%	—%
Operating return on average assets *				1.20%	0.95%	1.19%	0.79%

Return on average tangible assets *				1.17%	0.41%	1.18%	0.78%
Less:
Security (loss) gains (after-tax) *				(0.03)%	—%	—%	0.11%
Add:
Impact of Tax Reform Act *				—%	0.55%	—%	0.14%
Merger and acquisition-related expenses (after-tax) *				0.02%	0.01%	0.04%	—%
Operating return on average tangible assets *				1.22%	0.97%	1.22%	0.81%

Return on average stockholders' equity *				9.40%	3.37%	9.51%	6.53%
Less:
Security (loss) gains (after-tax) *				(0.23)%	—%	0.02%	0.94%
Add:
Impact of Tax Reform Act *				—%	4.42%	—%	1.17%
Merger and acquisition-related expenses (after-tax) *				0.18%	0.06%	0.33%	0.03%
Operating return on average stockholders' equity *				9.81%	7.85%	9.82%	6.79%

Return on average tangible stockholders' equity *				11.54%	4.09%	11.70%	8.04%
Less:
Security (loss) gains (after-tax) *				(0.29)%	—%	0.02%	1.16%
Add:
Impact of Tax Reform Act *				—%	5.38%	—%	1.43%
Merger and acquisition-related expenses (after-tax) *				0.22%	0.08%	0.41%	0.04%
Operating return on average tangible stockholders' equity *				12.05%	9.55%	12.09%	8.35%

* Ratios at and for the three months ended are annualized.
							(Continued)
BROOKLINE BANCORP, INC. AND SUBSIDIARIES
Non-GAAP Financial Information (Unaudited)
	At and for the Three Months Ended					At and for the Twelve Months Ended
	December 31, 2018	September 30, 2018	June 30, 2018	March 31, 2018	December 31, 2017	December 31, 2018	December 31, 2017

	(Dollars in Thousands)

Net income, as reported	$21,138	$22,460	$20,831	$18,633	$6,827	$83,062	$50,518

Average total assets	$7,382,931	$7,302,413	$7,273,793	$6,927,309	$6,725,730	$7,223,081	$6,607,234
Less: Average goodwill and average identified intangible assets, net	166,777	167,313	168,185	152,377	144,226	163,712	145,000
Average tangible assets	$7,216,154	$7,135,100	$7,105,608	$6,774,932	$6,581,504	$7,059,369	$6,462,234

Return on average tangible assets (annualized)	1.17%	1.26%	1.17%	1.10%	0.41%	1.18%	0.78%

Average total stockholders’ equity	$899,244	$889,259	$874,513	$829,598	$811,219	$873,388	$773,244
Less: Average goodwill and average identified intangible assets, net	166,777	167,313	168,185	152,377	144,226	163,712	145,000
Average tangible stockholders’ equity	$732,467	$721,946	$706,328	$677,221	$666,993	$709,676	$628,244

Return on average tangible stockholders’ equity (annualized)	11.54%	12.44%	11.80%	11.01%	4.09%	11.70%	8.04%

Brookline Bancorp, Inc. stockholders’ equity	$900,140	$890,368	$877,283	$865,777	$803,830	$900,140	$803,830
Less:
Goodwill	160,427	160,427	160,427	160,896	137,890	160,427	137,890
Identified intangible assets, net	6,086	6,623	7,160	7,697	6,044	6,086	6,044
Tangible stockholders' equity	$733,627	$723,318	$709,696	$697,184	$659,896	$733,627	$659,896

Total assets	$7,392,805	$7,320,596	$7,285,710	$7,248,114	$6,780,249	$7,392,805	$6,780,249
Less:
Goodwill	160,427	160,427	160,427	160,896	137,890	160,427	137,890
Identified intangible assets, net	6,086	6,623	7,160	7,697	6,044	6,086	6,044
Tangible assets	$7,226,292	$7,153,546	$7,118,123	$7,079,521	$6,636,315	$7,226,292	$6,636,315

Tangible stockholders’ equity to tangible assets	10.15%	10.11%	9.97%	9.85%	9.94%	10.15%	9.94%

Tangible stockholders' equity	$733,627	$723,318	$709,696	$697,184	$659,896	$733,627	$659,896

Number of common shares issued	85,177,172	85,177,172	85,177,172	85,177,172	81,695,695	85,177,172	81,695,695
Less:
Treasury shares	5,020,025	4,291,317	4,409,501	4,401,333	4,440,665	5,020,025	4,440,665
Unallocated ESOP shares	109,950	118,050	126,144	134,238	142,332	109,950	142,332
Unvested restricted shares	393,636	398,094	455,283	455,283	455,283	393,636	455,283
Number of common shares outstanding	79,653,561	80,369,711	80,186,244	80,186,318	76,657,415	79,653,561	76,657,415

Tangible book value per common share	$9.21	$9.00	$8.85	$8.69	$8.61	$9.21	$8.61

Allowance for loan and lease losses	$58,692	$59,997	$57,981	$58,714	$58,592	$58,692	$58,592
Less:
Allowance for acquired loans and leases losses	1,814	1,817	1,961	910	1,040	1,814	1,040
Allowance for originated loan and lease losses	$56,878	$58,180	$56,020	$57,804	$57,552	$56,878	$57,552

Total loans and leases	$6,303,516	$6,227,707	$6,171,274	$6,114,461	$5,730,679	$6,303,516	$5,730,679
Less:
Total acquired loans and leases	394,407	426,865	460,142	482,237	240,057	394,407	240,057
Total originated loans and leases	$5,909,109	$5,800,842	$5,711,132	$5,632,224	$5,490,622	$5,909,109	$5,490,622

Allowance for loan and lease losses related to originated loans and leases as a percentage of originated loans and leases	0.96%	1.00%	0.98%	1.03%	1.05%	0.96%	1.05%